Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT ACQUIRES FURRION HOLDINGS LIMITED
Transaction advances diversification strategy to enable long-term outperformance
Details leadership structure for combined Company

Elkhart, Indiana – September 9, 2021 - LCI Industries (NYSE: LCII) (the “Company”) today announced that its wholly-owned subsidiary, Lippert Components, Inc. (“Lippert”), a manufacturer and supplier of a broad array of highly engineered components for the leading original equipment manufacturers (“OEMs”) in the recreation and transportation product markets, and the related aftermarkets of those industries, has completed the previously announced acquisition of Furrion Holdings Limited (“Furrion”), a leading distributor of a large range of appliances and other products to OEMs and aftermarket customers in the recreational vehicle, specialty vehicle, utility trailer, horse trailer, marine, transit bus, and school bus industries.

Furrion has become a premier supplier of appliance, appliance accessories, and audio-visual products since entering the RV industry in 2007 and is best known for innovating new appliance products and introducing state-of-the-art technologies into the recreation space. Furrion’s robust catalog of electronics and appliances complement Lippert’s OEM product roadmap by adding audio-visual components, observation camera systems, a full range of kitchen appliances, and energy and power management systems that will allow Lippert to offer a wider range of products to the industry.

“We are very excited to officially welcome Furrion to the Lippert family. To further facilitate successful integration of the Furrion team, we have made a number of a key leadership appointments to position us for growth,” said Jason Lippert, President and CEO of Lippert. “First, we have named Andrew Mock as Senior Vice President of Furrion North America. Andrew has been with Lippert since 2014, and during that time, he has held many sales roles, most recently Vice President of Sales for Lippert’s RV OEM Business. Throughout Andrew’s time at Lippert, he has cultivated several key OEM relationships in the RV industry and was critical in growing Furrion sales during the time of our distribution relationship from 2015 through 2019. Andrew has a deep knowledge of the products and customers in the RV OEM space, and I am confident he will bring this expertise to drive future product development in the space.”

Lippert continued, “Darren Ho will remain the CEO of Furrion Asia. Darren will continue to oversee the development, sourcing, and fulfillment of Furrion products, while supporting Lippert’s efforts to scale our business overseas and advance growth in our European and Australian markets. In addition to a great procurement and quality team, Darren has a strong team of industrial designers and engineers in Hong Kong who will support Furrion’s innovative product development, to stay on the cutting edge of aesthetics and functionality, which will be essential for the long-term success of the Furrion brand.”

Ryan Smith, Group President of Lippert OEM North America, commented, “Steven ‘Stevie’ Bell will remain Chief Technology Officer of Furrion North America and Asia to drive innovation and technology throughout the Furrion brand, while bridging the technological gap between Furrion and Lippert products. Stevie’s passion will help bring Furrion and Lippert products to the next level, as we invest our resources into R&D and engineering to expand the product pipeline for Furrion products in the coming years, and Stevie is the right person to champion this endeavor.”

“Furrion is extremely excited to join the Lippert family,” said Darren Ho, Furrion Asia CEO. “Furrion’s success has been the result of its great team members and partners. As we move forward, we could not have found a more complementary partner to bring Furrion’s products to the next level. Our history with Jason, Ryan, and their teams, the culture at Lippert, and its proven track record makes Lippert the perfect partner for us, and together we hope to achieve amazing results.”

About LCI Industries

LCI Industries, through its wholly-owned subsidiary, Lippert, manufactures and supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting primarily of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries, primarily by selling to retail dealers, wholesale distributors, and service centers. Lippert's products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; and other accessories. Additional information about Lippert and its products can be found at www.lippert.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to integration of the businesses, expected growth, including in sales, development and pipeline, following the transaction, and the expected impact of the transaction on the Company’s operations, markets, prospects, strategies, synergies and efficiencies, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, (i) the transaction may involve unexpected costs or liabilities; (ii) the Company may be unable to achieve expected synergies and operating efficiencies from the transaction within the expected time frames or at all; (iii) the Company may be unable to successfully integrate Furrion’s operations into its own, or such integration may be more difficult, time consuming or costly than expected; (iv) following the transaction, revenues may be lower than expected, and operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected;(v) the Company may be adversely affected by other economic, business, and/or competitive factors; (vi) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (vii) the risks described from time to time in the Company’s reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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